EXHIBIT 10.43

Employment Agreement

This Agreement dated this 19 day of April, 2021

BETWEEN: The Staffing Edge ULC operating as The Payroll Edge

(hereinafter called the “Employer”)

On its own behalf and on behalf of Papaya Global Client’s: Emerald Expositions

(hereinafter called the “Client”)

AND: Issa Jouaneh

Newmarket, ON L3X 3K6

(hereinafter called the “Employee”)

Position:

1.
The Employee shall be employed by the Employer on a full-time basis and shall continue to have such duties and responsibilities as are set out in Schedule “A” hereto.
2.
The Employee acknowledges that Employer may request the Employee to perform the duties and responsibilities on the Client’s premises, and/or at other locations depending where the location of the work is being performed.
3.
During the term of employment, the Employee shall and will faithfully serve the Employer and shall not, during such term, be employed or engaged in carrying on any other business ventures without the consent of the Employer.
4.
The Employee represents and warrants to the Employer that the Employee has the required skills and experience to perform the duties and exercise the responsibilities required of the Employer as laid out under job duties in Schedule “A”. In carrying out these duties and responsibilities, the Employee undertakes to comply with all lawful and reasonable instructions, to which the Employee may receive from any supervisors representing the Employer.
5.
The Employee acknowledges that the hours of work involved may vary and/or may be irregular in nature. This may include, but is not limited to, on-call duty, on-site client visits, and networking functions, etc. and those hours are required to meet the objectives of the employment.
6.
The Employer reserves the right to discipline the Employee. Specifically, the Employer reserves the right to use progressive discipline, including suspension, where appropriate in the circumstances.

Conditions of Employment: In consideration of employment, the Employee is aware that the Agreement is valid only upon the following conditions:

a)
Signed Employment Agreement

Compensation: See Schedule “A”.

Vacation Pay:

a)
The Employee agrees that they shall be entitled to Vacation Pay as provided for in Schedule “A”.
b)
Any unused vacation credits that are over and above the Vacation Pay as provided in Schedule “A” that are not used by December 31st of each year will be forfeited by the Employee. The Employer can from time to time allow the Employee to carry over vacation credits; however, the Employee must have the Employer’s prior authorization to do so. Days off in excess of credits will be considered a leave of absence without pay.
c)
Vacation time off must be approved by the Employer. All reasonable efforts will be made to accommodate the Employee’s requests but where serious disruption to operations is anticipated, the Employer reserves the right to ask the Employee to reschedule their vacation.

Canadian Executive Employment Agreement – Salaried	Initials_______

d)
In the event of the Employee’s termination from employment, the Employee will be entitled to any earned and unpaid Vacation Pay in accordance with Schedule “A”.

Statutory Holidays: The Employer provides for paid statutory holidays, as long as the Employee meets the qualifying requirements. The Employee agrees that their entitlement to receive statutory holiday pay will depend upon on the regulations provided for in the provincial employment standards legislation, as amended.

Out of Country Travel:

It is the Employee’s responsibility to understand that they are not covered by the Employer for out of country travel and it is the Employee’s responsibility to purchase coverage where required. In addition, the Employee is responsible to track their time out of the country such that the they are not exceeding the maximum time permitted as to ensure that there is no interruption to the Employee’s provincial health coverage and residency. If at any time during the course of employment a visa is required, it is the Employee’s responsibility to arrange for such documents.

Probationary Period:

It is agreed that the first ninety (90) days of employment shall be a probationary period where the Employee’s suitability for the position will be assessed. Subject to the minimum provisions of the Employment Standards Act, 2000, it is agreed that during the probationary period, this Agreement may be terminated for any reason by the Employer or Employee. The Employer shall not have any further obligation to the Employee at this time other than payment of unpaid but accrued wages and vacation pay, if any. The Employer reserves the right to extend the probationary period by a further ninety (90) days if additional time is required to determine the Employee’s suitability for continued employment. In the event that the probationary period is extended and the Employer determines the Employee is not suitable for the position, the Employee shall be entitled to notice or pay in lieu thereof pursuant to the Termination section of this Agreement and in accordance with the applicable provincial employment standards legislation, as amended.

Termination and Layoffs:

The Employee agrees that the provisions of this Termination clause apply to the current and any future position which the Employee may achieve, regardless of seniority, level of responsibility or level of remuneration, or any change of employment to a related employer, as provided for herein.

a)
Termination without Cause

Employer may terminate the Employee's employment at any time without cause by providing the Employee with one (1) week of written notice of termination within the Employee’s first year of service and two additional weeks’ notice of termination per completed year thereafter, up to a maximum of thirty-six (36) weeks, or such notice, severance pay, if owing, accrued vacation pay and any other compensation or benefits that may be required to meet the requirements of the Employment Standards Act, 2000, whichever is greater. The Employee understands and agrees that the notice requirements contained in this section constitute a material inducement to the Employer to enter into this Agreement and to employ the Employee, and that the Employer would not enter into this Agreement absent such inducement.

Where an Employee is terminated without cause, all benefits will only be continued during the statutory notice period under the Employment Standards Act, 2000, and, in the case of group benefits, continuance is subject to group insurance coverage being available from the insurer.

The Employee agrees that any entitlement to notice or pay in lieu of notice in excess of the Employee’s statutory entitlements under the Employment Standards Act, 2000, is subject to mitigation and is conditional upon the Employee executing a Full and Final Release in favour of the Employer as prepared by the Employer at the time of the termination of the Employee’s employment.

Canadian Executive Employment Agreement – Salaried	Initials_______

It is acknowledged and agreed that the Employer may, at its sole option, elect to pay the Employee's salary over the course of the notice period in lieu of any notice required by this Agreement, or provide any combination of working notice and pay in lieu of notice at the Employer’s discretion.

The Employee acknowledges and agrees that the payments, benefits and other compensation set out in this section shall constitute the Employee’s sole entitlement to notice, pay in lieu of notice, severance or other compensation on termination whether by statute or at common law.

In no event shall the Employee receive less than the minimum entitlements of the Employment Standards Act, 2000, and in the event that any portion of this contract is found in violation of such minimum standards, the minimum standard shall replace the provision and shall apply, but not more.

b)
Termination for Cause

Notwithstanding the foregoing, the Employee's employment may be terminated for cause (as recognised under applicable statute and at common law) by the Employer at any time without notice, compensation or benefit continuation (except as required by the Employment Standards Act, 2000. Without restricting the generality of the foregoing, the term "cause" shall be deemed to include a material breach of the provisions of this Agreement.

c)
Resignation

This Agreement and the Employee’s employment hereunder may be terminated at any time by the Employee providing the Employer with not less than thirty (30) days' written notice, provided that the Employer may waive any notice in excess of that required by the Employment Standards Act, 2000, at its sole discretion.

d)
Temporary Layoff

It is acknowledged and agreed that the Employer reserves the right to temporarily layoff the Employee, in accordance with the provisions of the applicable employment standards legislation. If a layoff is deemed necessary by management for any reason whatsoever, then the employees chosen will be at the sole discretion of management, regardless of tenure, title, status, remuneration, or seniority. Such temporary layoff shall not constitute a dismissal or constructive dismissal so long as they layoff is executed in accordance with, and does not exceed the times allowed by, the applicable provincial employment standards legislation.

The Employee agrees that the provisions of this Temporary Layoff provision apply to the current and any future position which the Employee may achieve, regardless of seniority, level of responsibility, level of remuneration, or any change of employment to a related employer, as provided herein.

Employee Covenants:

Works Made for Hire:

The Employee understands, acknowledges, and agrees that all rights to any intellectual property so far as such intellectual property relates to services provided under this Agreement and to any and all inventions, processes and improvements (whether or not protectable under patent laws); techniques, ideas, concepts and programs; works of authorship and information fixed in any tangible medium (whether or not protectable under copyright laws) and all moral rights therein; copyrights, designs, patents, patent applications, patent registrations, trademarks, trade names, and trade secrets covering such intellectual property (collectively referred to as "Innovations") shall belong solely to the Employer, and the Employer’s clients. All such Innovations which constitute works of authorship shall be “"works made in the course of employment " pursuant to the Copyright Act (Canada) and “works made for hire” pursuant to the Copyright Act (U.S.A.). The Employee grants to the Employer, and the Employer’s clients, a royalty-free, non- exclusive, and irrevocable license to reproduce, translate, publish, make derivative works, use and dispose of, and to authorize others so to do, any and all proprietary, copyrighted or copyrightable material and other intellectual property or Innovations created, derived, developed or made in the course of, or otherwise in connection with, the Employee’s employment with the Employer, whether alone or with others, and whether during regular working hours or through the use of facilities and properties of the Employer or otherwise which may in any way relate to the business of the Employer, or the Employer’s clients. The Employee hereby agrees: (a) to assign, and does hereby assign, to the Employer, and the

Canadian Executive Employment Agreement – Salaried	Initials_______

Employer’s clients, all of the Employee’s right, title and interest in and to all Innovations and does hereby waive all moral rights that the Employee may have therein in favour of the Employer; and (b) at the Employer’s request, the Employee will provide whatever assistance the Employer, and the Employer’s clients, may require and to do all such things and execute all such documents as may be reasonably necessary or desirable to obtain and maintain the Innovations, the applications, registrations and/or common law rights therefor, as well as all additions, modifications thereto, in any and all countries worldwide, and to vest title thereto in the Employer, and the Employer’s clients. The Employee agrees not to assert any rights or claims based on any intellectual property or other rights for the use of the Innovations by, or on behalf of, the Employer, or the Employer’s clients. The Employee hereby irrevocably appoints and designates the Employer and its duly authorized officers and agents as their agents and attorneys-in-fact to act for, and in the Employee’s behalf, and instead of the Employee, to take such actions as the Employer believes are necessary to effect the foregoing assignment in accordance with applicable laws.

Non-Disclosure of Confidential Information:

The Employee understands and agrees that he will, from time to time, be privy to personal, sensitive, confidential and privileged information concerning the Client, its customers and the business affairs, and the business affairs of the Employer (collectively, herein after referred to as the “Companies”).

As used in this section, the words "confidential information" includes:

(a)
such information as a director, officer, or senior employee, consultant of the Companies, or any one of them, may, from time to time, designate to the Employee as being included in the expression "confidential information";
(b)
any secret or trade secret or know-how of the Companies, or any one of them, or information relating to the Companies, or any one of them, or to any person, firm, or other entity with which the Companies, or any one of them, does business which is not generally known to persons outside the Companies, or any one of them, including the identity of customers of the Companies, or any one of them;
(c)
any information, process or idea that is not generally known outside the Companies, or any one of them, including without restricting the generality of the foregoing:
(i)
information relating to software, inventions, discoveries, research and development, improvements, product specifications, processes, procedures, graphic designs, machines, apparatus and technical data developed for the benefit of, by or on behalf of the Companies, or any one of them;
(ii)
information relating to operating costs, prices and discounts;
(iii)
information relating to present and future plans and projects of the Companies, or any one of them;
(d)
customer/member lists and records, terms of contracts between the Companies, or any one of them, and its customers/members, renewal dates, price and marketing policies and similar data, whether or not such information was acquired or developed by the Employee. The Employee acknowledges that the foregoing is intended to be illustrative and that other confidential information may exist or arise in the future.

1.
The Employee acknowledges that he may have access to information and knowledge, including confidential information, relating to aspects of the business of the Companies, or any one of them, the disclosure of any of which to any of the Companies’ competitors, customers/members, or the general public may be highly detrimental to the best interests of the Companies, or any one of them.

2.
The Employee agrees:
(a)
not to disclose directly or indirectly, at any time, either during or after the termination of Employee's employment with or assignment to any of the Companies, to any person any confidential information; and
(b)
not to use, at any time, either during or after the termination of the Employee's employment with or assignment to any of the Companies, any such confidential information for the

Canadian Executive Employment Agreement – Salaried	Initials_______

Employee's own benefit or purposes or for the benefit or purposes of any person, firm, corporation, or other business entity, except as may be necessary in the performance of the duties and responsibilities of the Employee’s employment with or assignment to the Companies, or any one of them, or as otherwise may be authorized expressly in writing by a director or officer of the Companies, or any one of them.

3.
In the event that the Employee ceases for any reason to be employed by or assigned to any of the Companies, the Employee agrees forthwith to return to the Companies every copy of all such software, records, files, drawings, tapes, documents, and all said tools and equipment in the possession or under the control of the Employee at that time.

Non-Solicitation:

The Employee agrees that they shall not, without the prior written consent of the Companies, either directly or indirectly, individually or in partnership, jointly or in conjunction with any other natural or legal person, partnership, association, syndicate, employer or corporation, whether as principal, agent, shareholder, director, officer, employee, consultant or in any other capacity, or in any other manner whatsoever, except upon the request and on behalf of the Companies, during the term of the Employee’s employment and for the period of twelve (12) months following the date that the Employee ceases to be an employee, regardless of who initiated the termination or how it should occur, do the following:

a)
in respect of any competitive product or service of the Companies, solicit any business from or the patronage of any natural or legal person, partnership, association, syndicate, employer or corporation who was a customer/member of the Companies or any prospective customer/member of the Companies with whom the Employee has had any business dealings during the twelve (12) month period immediately preceding the date upon which the Employee ceases to be an employee of the Employer; or

b)
offer employment to, endeavour to entice away from any of the Companies, or in any manner employ or engage any person employed by any of the Companies at the date of the termination of Employee’s employment, or interfere in any way with the employment relationship between such employee and the Companies.

Non-Competition:

During the term of this agreement and for a period of twelve (12) months after the cessation of employment of the Employee for any reason, the Employee will not, within the area in which the Client is currently doing business or any new territory in which the Client does business during the period of the Employee’s employment, on the Employee’s own behalf or on behalf of any person, corporation or other entity, whether directly or indirectly, alone or in connection with any person, corporation or other entity, have any financial or other interest in or be employed or engaged by in the same or similar capacity as that in which the Employee serves or served the Client on behalf of the Employer, any business which is the same as, similar to, or otherwise competitive with the Business of the Client.

Enforcement:

The Employee agrees that the Employer and/or the Client would suffer irreparable damage in the event that the Employee breaches or threatens to breach this Agreement, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the Employee acknowledges and hereby agrees that in the event of any breach or threatened breach by the Employee of this Agreement, in addition to other available remedies, the Employer shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by the Employee, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the Employee under this Agreement. The Employee hereby agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by the Employee. The Employee hereby waives (i) any defenses in any action for

Canadian Executive Employment Agreement – Salaried	Initials_______

specific performance, including the defense that a remedy at law would be adequate and (ii) any requirement to post a bond or other security as a prerequisite to obtaining equitable relief.

Scope of Covenants:

The Parties hereto agree and acknowledge that the covenants against solicitation and competition contained in this Agreement are reasonable and fair in all respects and are necessary to protect the interests of the Employer and/or the Client, as applicable.

Privacy Policy and Disclosure Consent:

1.
The Employee understands that the personal information that the Employer collects is necessary to provide the Employee with the services related to their qualifications, placement, and assigned employment. The Employee understands that by entering into this Agreement that the Employee will grant the Employer the permission to send all written communication of the employment details (which includes but is not limited to paystubs, T4, discipline actions, as well as health and safety related correspondence) through email notifications.
2.
The Employee must provide the Employer in writing any changes of personal information (i.e.: telephone number, address, bank account, direct deposit information, and email) within 5 days of the change. If the Employee fails to notify the Employer of personal information changes the Employee indemnifies the Employer of actions that may arise out of personal information being obtained by others.
3.
The Employee agrees and understands that the Employer may from time to time be required to disclose or share the Employee’s personal information with the Client in order to provide its services to the Client.
4.
Personal Information: Personal information means any information about the Employee except the Employee’s name, business title, business address, business e-mail address, business telephone number, or business fax number (Please Note: Names, addresses and telephone numbers listed in the telephone or other directories are not considered to be personal information).

Miscellaneous:

1.
Assignment of Rights: The rights which accrue to the Employer under this Agreement shall pass to its successors or assignees. The rights of the Employee under this Agreement are not assignable or transferable.
2.
Severability: In the event that any provision, or any part of any provision in this Agreement, shall be deemed void or invalid by a court of competent jurisdiction, the remaining provisions, or remaining parts of any provisions, shall be and shall remain in full force and effect.
3.
Entire Agreement: This Agreement and its schedules, constitute the entire agreement between the parties with respect to the employment of the Employee and any and all previous agreements written or oral, express or implied, between the parties or on behalf, relating to the employment of the Employee by the Employer are terminated and cancelled and each of the parties releases and forever discharges the other of and from all manner of actions, cause of action, claims and demands whatsoever, under or in respect of any such earlier agreement(s).
4.
Modification of Agreement: Any modification to this Agreement and all documents related must be in writing and signed and dated by the parties or it shall have no effect and shall be void. It is agreed that the Employer may make changes to this Agreement or its related documents on reasonable written notice, as defined in the Termination provisions of this Agreement, to the Employee and that any changes made by the Employer, including, but not limited to, changes in employer to a related corporation, the policies and procedures of the Employer, the Employee’s position, or remuneration, shall not constitute constructive dismissal, a new employment offer or the termination of this Agreement, which shall continue to be binding between the parties.
5.
Governing Laws: This Agreement shall be construed in accordance with the laws of the Province as outlined on the first page of this Agreement and the laws of Canada applicable in such Province.
6.
Headings: The headings utilized in this Agreement and all documents related are for convenience only and are not to be construed in any way as additions to or limitations of the covenants and agreements contained

Canadian Executive Employment Agreement – Salaried	Initials_______

in this Agreement and related documents.
7.
Language: The parties have expressly requested that this Agreement and all documents related hereto be drafted in the English language. Les parties présentées sont expressément exigés que la présente entente ainsi que tous documents connexes soient rédigées en Anglais.
8.
Independent Legal Advice: The Employee acknowledges that he has read and understands this Agreement and acknowledges that he has had the opportunity to obtain independent legal advice with respect to this Agreement and all of the schedules attached hereto.

	The Staffing Edge ULC o/a The Payroll Edge		Employee
Signature:	/s/ Anna Lorkovic	Signature:	/s/ Issa Jouaneh
	Anna Lorkovic Manager, Payroll Service		Issa Jouaneh
Date:		Date:

Canadian Executive Employment Agreement – Salaried	Initials_______

Schedule “A”

Details of Employment

Position: EVP, Emerald Xcelerator

Start Date: March 22, 2021

Job Duties:

EVP, Emerald Xcelerator, and the employee will initially report to the Company’s President and Chief Executive Officer. As a Company employee, you will:

•
devote all of your business time and attention, your best efforts, and all of your skill and ability to promote the interests of the Company.
•
(ii) carry out your duties in a diligent, competent and faithful manner.
•
(iii) work with other employees of the Company in a competent and professional manner. You must observe and comply with all of the Company’s policies as in effect from.
•
And other duties assigned by management from time to time

Compensation:

Annual base salary of $342,500 CDN paid in twenty-six (26) equal payments (biweekly), subject to an annual review at the discretion of the client.

Vacation:

The Employee will be entitled to unlimited paid time off in excess of the minimum vacation requirements under the Employment Standards Act, 2000 (Ontario).

Annual Discretionary Bonus:

The employee will be eligible for an annual discretionary bonus in a target amount equal to up to $250,000 (the “Annual Bonus Target”). With respect to the Annual Bonus Target: (i) up to $100,000 of the Annual Bonus Target will be based upon the Client’s over financial performance in an applicable year and such other factors as determined by the Client; and (ii) up to $150,000 of the Annual Bonus Target will be based upon specific performance metrics determined by the Client for the successful launch of new trade show events. Whether or not any bonus payment will be made to the employee, and, if so, in what amount, will be determined by the Client in its sole discretion; provided, however, that the amount of your 2021 Annual Bonus will be equal to not less than $100,000.

The Employer reserves the right to either discontinue or amend the terms of this incentive plan at any time during the term of employment at its sole discretion.

Any incentive payment provided by the Employer in any year shall not be construed as a guarantee of or entitlement to any payment in subsequent years or a guarantee of or entitlement to any specific amount of payment.

The incentive payment does not accrue, is not earned and is not payable until the date it is paid out to the Employee.

The Employee must be employed by the Employer at the time of plan payout to receive an incentive payment. For example, if the Employee is employed as at the fiscal year end date but departs from the Employer for any reason before the date the incentive is paid, he/she is not eligible to receive any incentive payment, pro-rated or otherwise. For clarity, the Employee is considered to have “departed” from the Employer on the last day that he/she performs work for the Employer, irrespective of whether she is entitled to termination payments under the terms of her employment agreement. The only exception is where the incentive payment is paid out during the Employee’s statutory

Canadian Executive Employment Agreement – Salaried	Initials_______

notice period under the Employment Standards Act, 2000, the Employee will be entitled to receive any incentive earned.

Bonus payout will typically occur in February, following completion of the fiscal year. The payout date is subject to change each year but is anticipated to take place not later than March 15th in the year following the fiscal year end.

During the first year of employment, a pro-rated incentive, if earned, will be paid to the Employee as per the terms of this Agreement.

Expenses: In order to be reimbursed for expenses, the Employee must remit a filled-out expense report outlining the expenses incurred for the previous month. All applicable receipts must be sent along with the expense report. Expenses will be reimbursed on the following pay cycle upon receiving approval.

Employee
Signature:	/s/ Issa Jouaneh
Issa Jouaneh
Date:

Canadian Executive Employment Agreement – Salaried	Initials_______

Addendum to Employment Agreement

Dated the 17th day of May 2021

Between: The Staffing Edge ULC operating as The Payroll Edge

(hereinafter called the Employer)

AND: Issa Jouaneh

Newmarket, ON L3X 3K6

(hereinafter called the “Employee”)

on behalf of Papaya Global Client: Emerald Expositions (hereinafter called the “Client”)

All employment legislation referred to in this Employment Agreement is for the province of Ontario.

WHEREAS the Employer and Employee have entered into an Employment Agreement dated the 19th day of April 2021 (the “Employment Agreement”).

WHEREAS The Employer and Employee agrees to amend the Employment Agreement to read as outlined below effective May 1st, 2021.

Benefits: Subject to the insurer’s eligibility requirements (if any), the Employee will be eligible for benefits upon employment, as outlined in the Benefits Handbook provided by the insurance company, Sun Life Financial, contracted by the Employer. All plans are governed and shall be interpreted in accordance with the written terms of the contract between the Employer and the insurer or the Employee and the insurer. Please note that the costs of any AD&D, and Life Insurance will be covered by the Employer as agreed upon by the employee, making this benefit a taxable benefit to the employee upon claim. The Employer reserves the right to amend or discontinue its insurance coverage or contributions in the future as the Employer deems necessary or advisable in its sole and absolute discretion.

The benefit coverage cost will be shared by the Client and Employee 50/50. The Employer agrees to provide the employee with a supplemental health benefit plan which will commence on upon employment, as per the Benefits handbook provided. Benefits will begin as soon as your application is processed; however, benefits are not binding until the insurance company has approved such application.

Out of Country Travel: You will be provided with travel insurance as per the benefit handbook provided. It is the employee’s responsibility to ensure that each trip meets the requirements for coverage when out of country. If a trip is not covered through the provided plan it is the employee’s responsibility to purchase additional coverage. In addition the employee is responsible to track his/her time out of the country ensuring that the he/she is not exceeding the allotted time allowed out of country to ensure there is no interruption to the employees provincial health coverage and residency. The employer will provide the employee with travel letters to assist in the entry into the U.S. for all work- related travel. If at any time a Visa is required, it will be the employee’s responsibility to arrange for the Visa documents.

For good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the parties agree as follows:

1. That all other terms and conditions of the Employment Agreement shall remain as written in the original document.

Counterparts: This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any counterpart signature transmitted by facsimile or by sending a scanned copy by electronic mail or similar electronic

Addendum - Employment Agreement	Initials_______

1

transmission shall be deemed an original signature.

Effect of this Agreement: This Agreement amends the Employment Agreement. In the event of any conflict between any provision of the Employment Agreement and this Agreement, the provision of this Agreement shall govern. This Agreement and the Employment Agreement constitute the entire agreement between the parties. This Agreement supersedes all prior agreements, understandings, negotiations and discussions of the parties, whether oral or written.

There are no warranties, representations or other agreements between the parties in connection with the subject matter of this Agreement and the Employment Agreement except as specifically set forth in this Agreement and the employment. This Agreement may not be supplemented, modified or amended without the prior express written consent of both parties.

Language: The parties hereby confirm their express agreement that this Agreement and all documents directly or indirectly related thereto be drawn up in English. Les parties présentées sont expressément exigés que las présente entente ainsi que tous documents connexes soint rédigés en anglasi.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date and year first above written.

The Staffing Edge ULC o/a The Payroll Edge		Employee
Signature:	/s/ Anna Lorkovic	Signature:	/s/ Issa Jouaneh
	Anna Lorkovic, Payroll Service Manager		Issa Jouaneh
Date:		Date:

Addendum - Employment Agreement	Initials_______

2

Addendum to Employment Agreement

Dated the 7th day of November 2022

Between: People 2.0 Workforce Services Canada ULC (hereinafter called the Employer)

AND: Issa Jouaneh

Newmarket, ON L3X 3K6

(hereinafter called the “Employee”)

on behalf of Papaya Global Client: Emerald Expositions (hereinafter called the “Client”)

All employment legislation referred to in this Employment Agreement is for the province of Ontario.

WHEREAS the Employer and Employee have entered into an Employment Agreement dated the 19th day of April 2021 (the “Employment Agreement”).

WHEREAS The Employer and Employee agrees to amend the Employment Agreement to read as outlined below effective January 1st, 2023.

Position:

The employee’s title will be changed to President, Connections Group, Emerald.

Duties and Responsibilities:

See Schedule “A”

Compensation:

The annual base salary will increase to $608,000.00 CAD paid in twenty-six (26) equal payments (bi-weekly).

Annual Discretionary Bonus:

The employee will be eligible for an annual discretionary bonus in a target amount equal to up to $608,000.00

(the “Annual Bonus Target”).

For good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the parties agree as follows:

1.
That all other terms and conditions of the Employment Agreement shall remain as written in the original document.

Counterparts: This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any counterpart signature transmitted by facsimile or by sending a scanned copy by electronic mail or similar electronic transmission shall be deemed an original signature.

Effect of this Agreement: This Agreement amends the Employment Agreement. In the event of any conflict between any provision of the Employment Agreement and this Agreement, the provision of this Agreement shall govern. This Agreement and the Employment Agreement constitute the entire agreement between the parties. This Agreement supersedes all prior agreements, understandings, negotiations and discussions of the parties, whether oral or written. There are no warranties, representations or other agreements between the parties in connection with the subject matter of this Agreement and the Employment Agreement except as specifically set forth in this Agreement and the employment. This Agreement may not be supplemented, modified or amended without the prior express written consent of both parties.

Addendum - Employment Agreement	Initials_______

1

Language: The parties hereby confirm their express agreement that this Agreement and all documents directly or indirectly related thereto be drawn up in English. Les parties présentées sont expressément exigés que las présente entente ainsi que tous documents connexes soint rédigés en anglasi.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date and year first above written.

People 2.0 Workforce Services Canada ULC		Employee
Signature:	/s/ Deborah Nowicki	Signature:	/s/ Issa Jouaneh
	Misti Elder, VP, International Programs		Issa Jouaneh
Date:		Date:

Addendum - Employment Agreement	Initials_______

2

Schedule “A”

Position: President, Connections Group, Emerald

Start Date: January 1st, 2023 Job Duties:

•
Provide short and long-term strategic planning and vision for the commercial groups
•
Overseeing budgets, staff, and executives and evaluating the success of the company
•
Meeting with board members and other executives to assess the direction of the company and ensuring the company's compliance with the stated mission
•
Overseeing the operation of the company and ensuring all goals are met based on the company's strategic plans

Addendum - Employment Agreement	Initials_______

3

Addendum to Employment Agreement

Dated the 6th day of January 2023

Between: People 2.0 Workforce Services Canada ULC (hereinafter called the Employer)

AND: Issa Jouaneh

Newmarket, ON L3X 3K6

(hereinafter called the “Employee”)

on behalf of Papaya Global Client: Emerald Expositions (hereinafter called the “Client”)

All employment legislation referred to in this Employment Agreement is for the province of Ontario.

WHEREAS the Employer and Employee have entered into an Employment Agreement dated the 19th day of April 2021 (the “Employment Agreement”).

WHEREAS The Employer and Employee agrees to amend the Employment Agreement to read as outlined below effective January 1st, 2023.

Position:

The employee’s title will be changed to President, Connections Group, Emerald.

Duties and Responsibilities:

See Schedule “A”

Compensation:

The annual base salary will increase to $609,107.77 CAD paid in twenty-six (26) equal payments (bi-weekly).

Annual Discretionary Bonus:

The employee will be eligible for an annual discretionary bonus in a target amount equal to up to $609,107.77

(the “Annual Bonus Target”).

For good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the parties agree as follows:

1.
That all other terms and conditions of the Employment Agreement shall remain as written in the original document.

Counterparts: This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any counterpart signature transmitted by facsimile or by sending a scanned copy by electronic mail or similar electronic transmission shall be deemed an original signature.

Effect of this Agreement: This Agreement amends the Employment Agreement. In the event of any conflict between any provision of the Employment Agreement and this Agreement, the provision of this Agreement shall govern. This Agreement and the Employment Agreement constitute the entire agreement between the parties. This Agreement supersedes all prior agreements, understandings, negotiations and discussions of the parties, whether oral or written. There are no warranties, representations or other agreements between the parties in connection with the subject matter of this Agreement and the Employment Agreement except as specifically set forth in this Agreement and the employment. This Agreement may not be supplemented, modified or amended without the prior express written consent of both parties.

Addendum - Employment Agreement	Initials_______

1

Language: The parties hereby confirm their express agreement that this Agreement and all documents directly or indirectly related thereto be drawn up in English. Les parties présentées sont expressément exigés que las présente entente ainsi que tous documents connexes soint rédigés en anglasi.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date and year first above written.

People 2.0 Workforce Services Canada ULC		Employee
Signature:	/s/ Debbie Nowicki	Signature:	/s/ Issa Jouaneh
	Debbie Nowicki SVP Shared Service		Issa Jouaneh
Date:		Date:

Addendum - Employment Agreement	Initials_______

2

Schedule “A”

Position: President, Connections Group, Emerald

Start Date: January 1, 2023 Job Duties:

•
Provide short and long-term strategic planning and vision for the commercial groups
•
Overseeing budgets, staff, and executives and evaluating the success of the company
•
Meeting with board members and other executives to assess the direction of the company and ensuring the company's compliance with the stated mission
•
Overseeing the operation of the company and ensuring all goals are met based on the company's strategic plans

Addendum - Employment Agreement	Initials_______

3

Employment Agreement

Amendment No. 1

This Amendment, dated this 21 of June 2023, to the Employment Agreement, dated April19, 2021.

BETWEEN: People 2.0 Workforce Services Canada, ULC (f/k/a The Staffing Edge ULC)

(hereinafter called the “Employer”)

On its own behalf and on behalf of Papaya Global Client’s: Emerald Expositions

(hereinafter called the “Client”)

AND: Issa Jouaneh

Newmarket, ON L3X 3K6

(hereinafter called the “Employee”)

Position:

1.
The parties intend to update specific section of the Employment Agreement (the “Agreement”).
2.
The parties enter this Amendment willingly and with full recognition of the terms’meanings.
3.
The parties agree that the additional severance offerings are sufficient consideration for this Amendment.

Termination and Layoffs: The existing Termination and Layoffs language in the Agreement shall be removed entirely and replaced with the following:

“The Employee agrees that this Termination and Layoffs section shall apply to the current and any future position which the Employee may achieve, regardless of seniority, level of responsibility or level of remuneration, or any change of employment to a related employer, as provided for herein.

1.
Termination without Cause or Wilful Misconduct Etc.

Subject to the requirements of the applicable employment standards legislation, following the probationary period, the Employer may terminate the Employee’s employment without cause or wilful misconduct etc. by providing the Employee with only:

(i)
Any earned and unpaid wages,including vacation pay, and other entitlements expressly required by the applicable employment standards legislation, accrued to the date of termination.
(ii)
The greater of:
a.
Such notice, or pay in lieu of notice (or a combination thereof), vacation pay (if applicable), and continuation of benefits (if applicable), in the manner required by the applicable employment standards legislation, and statutory severance pay, as required by the applicable employment standards legislation, if applicable; AND
b.
Payment equivalent to twenty-six (26) weeks of base salary, 50% of the previous year’s bonus amount, and twenty-six (26) weeks of benefits equal of what the Employee is receiving at the time of termination. Any payment under this subsection in excess of the Employee’s minimum statutory entitlements at termination shall be subject to the Employee’s execution of a full and final release and indemnity, in a form satisfactory to the Employer.
(iii)
Any other entitlements expressly required by the applicable employment standards legislation.

1

In all circumstances, the Employee will receive the Employee’s minimum entitlements upon termination as required under the applicable employment standards legislation. The Employee understands and agrees that the Employer has no obligation to make any additional payments to the Employee or to provide the Employee with any additional notice upon termination other than those required to satisfy the Employee’s entitlements under the applicable employment standards legislation, and the Employee hereby waives any entitlement or claim to any payments other than those provided for in this Termination without Cause or Wilful Misconduct Etc. provision. The Employee hereby acknowledges and agrees that the Employee has had the opportunity to review the relevant portions of the applicable employment standards legislation, and/or to consult with legal counsel about their impact on the Employee’s entitlements upon termination of the Employee’s employment. The Employee understands and agrees that the notice requirements contained in this section constitute a material inducement to the Employer to enter into this Agreement and to employ the Employee, and that the Employer would not enter into this Agreement absent such inducement.

The Employee acknowledges and agrees that the payments, benefits and other compensation set out in this section shall constitute the Employee’s sole entitlement to notice, pay in lieu of notice, severance or other compensation on termination. For certainty, the Employee is not entitled to reasonable notice of termination or pay in lieu of notice under the common law.

2.
Termination for Wilful Misconduct Etc.

The Employer may terminate the Employee’s employment without notice or damages or compensation in lieu of notice for conduct that constitutes wilful misconduct, disobedience or wilful neglect of duty that is not trivial and has not been condoned by the Employer, pursuant to applicable employment standards legislation (“wilful misconduct etc."). In the event of termination under this clause, the Employer will pay the Employee any earned and unpaid wages (including vacation pay) up to and including the date of termination. Should any part of this clause provide entitlements to the Employee that are less than the Employee’s entitlements under applicable employment standards legislation, such minimum entitlements shall prevail. This clause shall prevail in the event of conflict with a workplace policy, plan, or program.

3.
Termination for Cause

The Employer may terminate your employment for conduct that constitutes just cause for summary dismissal at common law, but not wilful misconduct, disobedience, or wilful neglect of duty that is not trivial and has not been condoned by the Employer pursuant to applicable employment standards legislation, by providing the Employee with only the minimum entitlement to notice of termination or pay in lieu thereof (or any combination thereof), benefits continuation, minimum severance pay (if applicable), vacation pay on termination pay (if applicable), and any other minimum entitlements required by the applicable employment standards legislation, and any earned and unpaid wages (including vacation pay) up to and including the date of termination.Should any part of this clause provide entitlements to the Employee that are less than the Employee’s entitlements under applicable employment standards legislation, such minimum entitlements shall prevail. This clause shall prevail in the event of conflict with a workplace policy, plan, or program.

4.
Resignation

The Employee may end the Employee’s employment with the Employer by providing the Employer with the greater of (a) 2 weeks’ written notice; and (b) the minimum notice of resignation required by the applicable employment standards legislation (the “resignation notice period”). The Employer may, in its sole discretion, waive all or part of your notice of resignation period, in which case your resignation will become effective immediately or on the date determined by the Employer. Upon resignation, the Employee will be paid only the following amounts accrued to the end of the resignation notice period: outstanding wages, including vacation pay. The Employee will not be entitled to any further payments, except as may be required by the applicable employment standards legislation.

2

5.
Temporary Layoff

It is acknowledged and agreed that the Employer reserves the right to temporarily layoff the Employee, in accordance with the provisions of applicable employment standards legislation. If a layoff is deemed necessary by management for any reason whatsoever, then the employees chosen will be at the sole discretion of management, regardless of tenure, title, status, remuneration, or seniority. Such temporary layoff shall not constitute a dismissal or constructive dismissal so long as the layoff is executed in accordance with, and does not exceed the times allowed by, the applicable provincial employment standards legislation.

The Employee agrees that the provisions of this Temporary Layoff provision apply to the current and any future position which the Employee may achieve, regardless of seniority, level of responsibility, level of remuneration, or any change of employment to a related employer, as provided herein.”

Non-Competition: The Non-Competition section of the Agreement shall be removed entirely.

Enforceability of this Amendment: The parties agree that this Amendment No. 1 is enforceable as an amendment, supplement and modification to the Agreement; otherwise, the original terms of the Agreement govern for all other engagements. In case of any dispute between this Amendment No. 1 and the Agreement, the Amendment No. 1 shall prevail. Except to the extent expressly modified, supplemented, amended or clarified herein, all of the terms and provisions of the Agreement shall remain unchanged and are hereby ratified and confirmed and remain in full force and effect.

Miscellaneous:

1.
Language: The parties have expressly requested that this Agreement and all documents related hereto be drafted in the English language. Les parties présentées sont expressément exigés que la présente entente ainsi que tous documents connexes soient rédigées en Anglais.
2.
Independent Legal Advice: The Employee acknowledges that he has read and understands this Amendment and acknowledges that he has had the opportunity to obtain independent legal advice with respect to this Amendment.

People 2.0 Workforce Services Canada, ULC	Employee
Signature:	Signature:	/s/ Issa Jouaneh
Kellen Economy Chief Revenue Officer	Issa Jouaneh
Date:	Date:

3